Exhibit 99.1

Conference slides for the presentation by Mr. Logue at the Merrill Lynch Banking and Financial Services Conference on November 13, 2007.

BUILDING A STRONG GROWTH COMPANY EXTENDING MARKET LEADERSHIP Ronald E. Logue Chairman and Chief Executive Officer State Street. Merrill Lynch Banking and Financial Services Investor Conference 13 November 2007

Building a Strong Growth Company Agenda Continuing Momentum Achieving Goals Extending Market Leadership

This presentation contains forward-looking statements as defined by United States securities laws, including statements about the recently completed acquisition of Investors Financial Services Corp., as well as about our financial goals, the financial outlook and business environment. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street’s expectations or beliefs as of any date subsequent to the date of this release. Important factors that may affect future results and outcomes include: State Street’s ability to integrate and convert acquisitions into its business, including the acquisition of Investors Financial Services Corp.; the level and volatility of interest rates, particularly in the U.S. and Europe; the performance and volatility of securities, currency and other markets in the U.S. and internationally; and economic conditions and monetary and other governmental actions designed to address those conditions; the illiquidity of the US and European securities markets, particularly the markets for fixed-income securities, including asset-backed commercial paper, as well as liquidity requirements of State Street’s customers; State Street’s ability to attract non-interest bearing deposits and other low-cost funds; the performance of, and demand for, the investment products State Street offers; the competitive environment in which State Street operates, including its ability to cross-sell services to customers and to maintain service levels, technology, and product offerings that are sufficient to attract new customers and retain current customers, as well as the effects of legal and regulatory proceedings, including litigation; the enactment of legislation, including tax legislation, and changes in regulation and enforcement that impact State Street and its customers; State Street’s ability to continue to grow revenue, control expenses and attract the capital necessary to achieve its business goals and comply with regulatory requirements; State Street’s ability to control systemic and operating risk; trends in the globalization of investment activity and the growth on a worldwide basis in financial assets; trends in governmental and corporate pension plans and savings rates; changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact State Street’s consolidated financial statements; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s 2006 Annual Report on Form 10-K and its subsequent SEC filings. State Street encourages investors to read these filings, particularly the sections on Risk Factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, November 13, 2007, and State Street will not undertake efforts to revise those forward-looking statements to reflect events after this date. Reminder

CONTINUING MOMENTUM

Building a Strong Growth Company Continuing Momentum – Executing the Strategy Customer Growth New Revenue Streams Successful Integration Geographic Reach Core Business Strength LEADERSHIP MARKET

Building a Strong Growth Company Continuing Momentum – Geographic Reach Geographic Reach LEADERSHIP MARKET Customer Growth New Revenue Streams Successful Integration Core Business Strength

 25% 28% % Non-US 30% 42% % Non-US 9/30/07 9/30/02 Nine months ended 4,616/18,800 $.8B/$2.9B 7,883 /26,425 Non-US Employees/Employees $2.5B /$5.9B Non-US Revenue /Total Revenue Building a Strong Growth Company Continuing Momentum – Geographic Reach Non-US Revenue: 25.3% Total Company Revenue: 15.6% 5-year CAGRs

Building a Strong Growth Company Continuing Momentum – Geographic Reach Source: Merrill Lynch, October, 2007 Percentage of revenue that is non-US 51% 40% 40% STT 43% 39% 37% STT By net income 18% 29% 26% 29% 35% 27% Median 26% 21% BK 35% 27% NTRS 30% 30% 30% 2006 2005 2004 25% 25% 21% Median 25% BK 26% NTRS By revenue Percentage of net income that is non-US

Building a Strong Growth Company Continuing Momentum – Successful Integration Geographic Reach Customer Growth New Revenue Streams Successful Integration Core Business Strength LEADERSHIP MARKET

Building a Strong Growth Company Continuing Momentum – Successful Integration EPS impact and achievement excludes merger and integration costs in 2003 and 2007. Leadership in hedge fund servicing Strategy Slightly accretive Slightly dilutive 99% IFS 2002 EPS Achieved in Year One EPS Impact Targeted in Year One Revenue Retention Acquired Date Establish significant global footprint $0.01 accretive $(0.01)–$(0.03) dilutive 88% Deutsche GSS 2003 Add real-time FX trading capability Target: Slightly accretive Neutral 20% above deal model Currenex 2007 Extend US market-share lead Target: $(0.06) dilutive (10/16/07) $(0.14) dilutive 90% target IFIN 2007 Expand capability to service private equity Neutral Target: Neutral 100% Palmeri 2007

Building a Strong Growth Company Continuing Momentum – New Revenue Streams Geographic Reach Customer Growth New Revenue Streams Successful Integration Core Business Strength LEADERSHIP MARKET

OTC Derivatives Servicing PIMCO Offer servicing through new technology platform and provide trading through SSGM Building a Strong Growth Company Continuing Momentum – New Revenue Streams Insurance Lucida plc Pearl Group Limited Paternoster Leverage insurance company relationships through Princeton Financial to service bulk insurance annuity providers and manage assets Select Customers Our Strategy Real-time FX Added 29 new clients since Currenex acquisition Provide rapidly streaming prices and high-speed execution through Currenex Private Equity Pantheon Ventures Bay North Capital Leverage IFIN and Palmeri acquisitions to service fast-growing market

Building a Strong Growth Company Continuing Momentum – Core Business Strength Geographic Reach Customer Growth New Revenue Streams Successful Integration Core Business Strength LEADERSHIP MARKET

Building a Strong Growth Company Continuing Momentum – Core Business Strength 28% 4% 6% 12% 11% 39% Year-to-date 2002 and year-to-date 2007 revenues are presented on an operating basis, and also exclude net gains (losses) on sales of available-for-sale securities; for additional detail, refer to the reconciliation provided in the attached appendix. Processing and Other Securities Finance Trading Services Management Fees Servicing Fees NIR Revenue in Millions $ 67% 21% 3% 7% 14% 14% 41% 62%  100%  75%  50% 25%  0% 128 177 3244 308 786 1,085 199 425 800 844 1,215 2,421 YTD 9/30/2002 YTD 9/30/2007

Building a Strong Growth Company Continuing Momentum – Core Business Strength Total non-US transaction account & non-interest-bearing account balances ($BN) Time Series of Total Non-us Transaction and Non-interest-bearing Account Balances and Total Assets Under Custody Total assets under custody ($TN) 0 20 40 60 80 2003 Q1 2003 Q3 2004 Q1 2004 Q3 2005 Q1 2005 Q3 2006 Q1 2006 Q3 2007 Q1 2007 Q3 0 5 10 15 20 Non-US transaction account and noninterest-bearing account balances Total assets under custody

Building a Strong Growth Company Continuing Momentum – Customer Growth Geographic Reach Customer Growth New Revenue Streams Successful Integration Core Business Strength LEADERSHIP MARKET

Building a Strong Growth Company Continuing Momentum – Customer Growth Between 70% and 80% of State Street’s new revenue growth in each of the past five years, excluding the 2003 acquisition of GSS, came from existing customer relationships. 75% 80% 75% 70% 75% 2002 2006 2005 2004 2003 In 2002 our top 1,000 customers used an average of 7.3 State Street products and services. In 2006 this number increased to 7.6 In 2002 our top 100 customers used an average of 12.2 State Street products and services. In 2006 this number increased to 12.6

Added 100 new customers AUA has grown from $35 billion in 2002 to $367 billion at September 2007, a CAGR of 60% IFS Growth Statistics Building a Strong Growth Company Continuing Momentum – Customer Growth Added 37 to the top 100 State Street customers In 2003, revenue (11 months) was $573 million and added $2.1 trillion to AUC Deutsche GSS Added 294 new customers Contributed $42 million in revenue in 2007 (7 months) Currenex Added 50 new customers Expanded relationships with 15 of State Street’s top 100 customers In Q3 2007, $884 million in annualized revenue exceeded model; expected dilution reduced to $(0.06) per share IFIN Added 60 new customers Combined with IFIN, State Street now services 85 private-equity customers with $82 billion in assets Palmeri

ACHIEVING GOALS

Information reflects operating-basis financial information; refer to the reconciliation provided in the attached appendix. *Management expects to achieve growth in operating-basis revenue of 20%–22% for 2007 compared to 2006. Building a Strong Growth Company Achieving Goals 17.1% 15.2% 22.7% 2006 15.3% 10.4% 14.2% 2005 Operating return on equity of 14–17% Operating revenue of 8–12%* Operating EPS of 10–15% Goals 17.3% 14.0% 24.9% 13.7% 21.2% 7.9% YTD as of 9/30/07 2004

Building a Strong Growth Company Achieving Goals 24.4% 35.3% 24.1% 34.9% 21.3% 31.0% Make SSgA a larger percent of State Street’s pre-tax income and Improve SSgA’s pre-tax margin 16.9% 25.7% NIM = 1.25% 300 BPS 43% 2006 NIM = 1.08% 300 BPS 39% 2005 Actively manage the Balance Sheet Generate positive operating leverage on an annual basis Grow non-US revenue to be 50% of total company Tactics NIM = 1.62% NIM = 1.08% 240 BPS* 80 BPS 42% 37% YTD as of 9/30/07 2004 *Excludes impact of $141 million in merger and integration costs.

EXTENDING MARKET LEADERSHIP

Building a Strong Growth Company Extending Market Leadership MARKET LEADERSHIP Customer Growth New Revenue Streams Successful Integration Geographic Reach Core Business Strength

Building a Strong Growth Company Extending Market Leadership China and India and Eastern Europe Geographic Reach Customer Growth New Revenue Streams Successful Integration Core Business Strength

Selective Acquisitions Building a Strong Growth Company Extending Market Leadership Customer Growth New Revenue Streams Successful Integration Geographic Reach Core Business Strength

Building a Strong Growth Company Extending Market Leadership New Revenue Streams Successful Integration Geographic Reach Derivatives, Insurance, Private Equity and Real-time FX Core Business Strength Customer Growth

Focus and Consistency Building a Strong Growth Company Extending Market Leadership Customer Growth Core Business Strength New Revenue Streams Successful Integration Geographic Reach

Building a Strong Growth Company Extending Market Leadership Customer Growth Core Business Strength New Revenue Streams Successful Integration Geographic Reach Continued Cross Sell

Building a Strong Growth Company Extending Market Leadership Customer Growth New Revenue Streams Successful Integration Geographic Reach Core Business Strength LEADERSHIP MARKET

APPENDIX

STATE STREET CORPORATION

State Street presents supplemental financial information on an “operating” basis in order to provide financial information  that is comparable from period to period, and to present comparable financial trends with respect to its ongoing business  operations. Management believes that operating-basis financial information facilitates an investor’s understanding and  analysis of State Street’s underlying performance and trends in addition to reported financial information, which is prepared in accordance with GAAP.

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2007

	Nine Months Ended September 30, 2002					Nine Months Ended September 30, 2007
(Dollars in millions)	Reported	Adjustments		Operating- Basis	%	Reported	Adjustments		Operating- Basis	%
Fee Revenue:
Servicing fees	$1,143	$(58)		$1,085	39%	$2,421			$2,421	41%
Management fees	369	(61)		308	11%	844			844	14%
Trading services	324	—		324	12%	800			800	14%
Securities finance	177	—		177	6%	425			425	7%
Processing fees and other	131	(3)		128	4%	199			199	3%
Total fee revenue	2,144	(122	)(1)	2,022		4,689			4,689

Net interest revenue	754	32	(2)	786	28%	1,174	$41	(4)	1,215	21%

Other revenue	42	(42	)(3)	—	—	(6)	6	(5)	—	—

Total revenue	$2,940	$(132)		$2,808	100%	$5,857	$47		$5,904	100%

(1) Certain fee revenue has been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust businesses.

(2) Adjustment composed of taxable-equivalent adjustment of $46 million, not included in reported results, net of miscellaneous adjustments totaling $14 million.

(3) For purposes of this presentation, net gains from sales of available-for-sale securities and provision for loan loss have been excluded from total revenue.

(4) Taxable-equivalent adjustment not included in reported results.

(5) For purposes of this presentation, net losses from sales of available-for-sale securities have been excluded from total revenue.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

									% Change
	Year Ended December 31, 2003				Year Ended December 31, 2004				2003
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2004
Total fee revenue	$3,556	(47	)(2)	$3,509	$4,048	—		$4,048	15.4%
Net interest revenue	810	51	(1)	861	859	45	(1)	904	5.0
Provision for loan losses	—	—		—	(18)	—		(18)
Gains (Losses) on sales of available-for-sale investment securities, net	23	—		23	26	—		26
Gain on sale of Private Asset Management Business	285	(285)		—	—	—		—
Gain on sale of Corporate Trust Business	60	(60)		—	—	—		—
Total revenue	4,734	(341)		4,393	4,951	45		4,996	13.7

Total operating expenses	3,622	(443	)(3)	3,179	3,759	(62	)(4)	3,697	16.3
Income from continuing operations before income taxes	1,112	102		1,214	1,192	107		1,299
Income tax expense from continuing operations	390	5		395	394	21		415
Taxable-equivalent adjustment	—	51	(1)	51	—	45	(1)	45
Income from continuing operations	$722	$46		$768	$798	$41		$839	9.2

Diluted earnings per share from continuing operations	$2.15	$.14		$2.29	$2.35	$.12		$2.47	7.9

Return on equity from continuing operations	13.9%	0.9%		14.8%	13.3%	0.7%		14.0%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Taxable-equivalent adjustment not included in reported results.

(2) Represents $60 million of fee revenue from Private Asset Management business prior to divestiture net of loss of $13 million on the sale of certain real estate.

(3) Represents merger and integration costs of $103 million related to the GSS acquisition, $37 million of expenses from Private Asset Management business prior to divestiture, $7 million of divestiture costs related to the sale of Private Asset Management business and $296 million of restructuring costs related to the voluntary separation program.

(4) Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

									% Change
	Year Ended December 31, 2004				Year Ended December 31, 2005				2004
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2005
Total fee revenue	$4,048	—		$4,048	$4,551	—		$4,551	12.4%
Net interest revenue	859	45	(1)	904	907	42 (1)		949	5.0
Provision for loan losses	(18)	—		(18)	—	—		—
Gains (Losses) on sales of available-for-sale investment securities, net	26	—		26	(1)	—		(1)
Gain on sale of Private Asset Management Business	—	—		—	16	—		16
Total revenue	4,951	45		4,996	5,473	42		5,515	10.4

Total operating expenses	3,759	(62	)(2)	3,697	4,041	—		4,041	9.3
Income from continuing operations before income taxes	1,192	107		1,299	1,432	42		1,474
Income tax expense from continuing operations	394	21		415	487	—		487
Taxable-equivalent adjustment	—	45	(1)	45	—	42	(1)	42
Income from continuing operations	$798	$41		$839	$945	$—		$945	12.6

Diluted earnings per share from continuing operations	$2.35	$.12		$2.47	$2.82	$—		$2.82	14.2

Return on equity from continuing operations	13.3%	0.7%		14.0%	15.3%	—		15.3%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Taxable-equivalent adjustment not included in reported results.

(2) Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

									% Change
	Year Ended December 31, 2005				Year Ended December 31, 2006				2005
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2006
Total fee revenue	$4,551	—		$4,551	$5,186	—		$5,186	14.0%
Net interest revenue	907	42	(1)	949	1,110	45	(1)	1,155	21.7
Gains (Losses) on sales of available-for-sale investment securities, net	(1)	—		(1)	15	—		15
Gain on sale of Private Asset Management Business	16	—		16	—	—		—
Total revenue	5,473	42		5,515	6,311	45		6,356	15.2

Total operating expenses	4,041	—		4,041	4,540	—		4,540	12.3
Income from continuing operations before income taxes	1,432	42		1,474	1,771	45		1,816
Income tax expense from continuing operations	487	—		487	675	(65	)(2)	610
Taxable-equivalent adjustment	—	42	(1)	42	—	45	(1)	45
Income from continuing operations	$945	$—		$945	$1,096	$65		$1,161	22.9

Diluted earnings per share from continuing operations	$2.82	$—		$2.82	$3.26	$.20		$3.46	22.7

Return on equity from continuing operations	15.3%	—		15.3%	16.2%	0.9%		17.1%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Taxable-equivalent adjustment not included in reported results.

(2) Represents $65 million of additional income tax expense primarily associated with tax legislation and leveraged leases.

									% Change
	Nine Months Ended September 30, 2006				Nine Months Ended September 30, 2007				2006
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2007
Total fee revenue	$3,881	—		$3,881	$4,689	—		$4,689	20.8%
Net interest revenue	794	33	(1)	827	1,174	41	(1)	1,215	46.9
Gains (Losses) on sales of available-for-sale investment securities, net	14	—		14	(6)	—		(6)
Total revenue	4,689	33		4,722	5,857	41		5,898	24.9

Total operating expenses	3,362	—		3,362	4,260	(141	)(3)	4,119	22.5
Income from continuing operations before income taxes	1,327	33		1,360	1,597	182		1,779
Income tax expense from continuing operations	540	(83	)(2)	457	559	50		609
Taxable-equivalent adjustment	—	33	(1)	33	—	41	(1)	41
Income from continuing operations	$787	$83		$870	$1,038	$91		$1,129	29.8

Diluted earnings per share from continuing operations	$2.35	$.25		$2.60	$2.91	$.24		$3.15	21.2

Return on equity from continuing operations	16.0%	1.7%		17.7%	15.9%	1.4%		17.3%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Taxable-equivalent adjustment not included in reported results.

(2) Represents $83 million of additional income tax expense primarily associated with tax legislation and leveraged leases.

(3) Represents merger and integration costs of $141 million, or $91 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007.